Item 1. Report to Shareholders

DECEMBER 31, 2004

Annual Report

T. ROWE PRICE INSTITUTIONAL SMALL-CAP STOCK FUND

The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

T. Rowe Price Institutional Small-Cap Stock Fund

Dear Investor

After beginning the year on an upswing, stocks struggled as growth moderated under the weight of rising short-term interest rates and surging energy costs. Stock prices closed the year on a positive note, however, and a strong final two months of the year ensured very attractive returns for small-cap stock investors. For most of 2004, the stock market rewarded companies with earnings, positive cash flow, and sales growth. However, as investors rushed to gain exposure to the market following the November presidential election, speculative stocks--many of them companies without earnings-- again led the way, and the stocks of money-losing companies soared 17.8% in the final quarter. Fortunately, investors by and large were more cognizant of risk in 2004, and over the course of the entire year unprofitable companies underperformed the small-cap Russell 2000 Index.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------

Institutional Small-Cap
Stock Fund                                           11.04%               19.32%

Russell 2000 Index                                   10.83                18.33

Lipper Small-Cap
Core Funds Index                                      9.84                18.37

S&P 500 Stock Index                                   7.19                10.88

Against this backdrop, our Institutional Small-Cap Stock Fund kept pace with the surging indices in the second half of the year, rising 11.04% through December 31, 2004, in line with the unmanaged Russell 2000 Index of small-cap shares, as shown in the table. For the year, the fund returned 19.32%, outperforming both the Lipper Small-Cap Core Funds Index and the unmanaged Russell benchmark.

As we noted at mid-year, the small-cap rally, now more than six years old, appears quite long in the tooth. While it is certainly possible for small-caps to continue to outperform large-caps, we believe investors may wish to be more cautious on the asset class. We'll go into more detail in our outlook section.


INVESTMENT REVIEW

The strongest-performing sectors in the Russell 2000 Index over the most recent six months were energy, materials, and financials, which rose 23%, 21%, and 17%, respectively. None of the index's sectors declined in the second half of '04. Indeed, the worst returns in the Russell 2000 were in the technology sector, which rose a bit over 1%.


Growth Vs. Value
--------------------------------------------------------------------------------

Periods Ended 12/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------

Russell 2000 Growth Index                             8.16%               14.31%

Russell 2000 Value Index                             13.37                22.25

Our most significant six-month contributors relative to the Russell benchmark came from the information technology and industrial and business services sectors, where strong stock selection aided the portfolio. Our holdings in tech rose nearly 6%, substantially outperforming the sector's 1% return. Our top performer in this segment, CACI International, rose nearly 68% over the six months as investors returned to the shares following last spring's developments in Iraq. You may recall from our June report that CACI, which supplies contract interrogators to the military, suffered on concerns about the company's possible role in the Iraq prison-abuse scandal. Both the Army and the company completed an investigation and found no culpability on the part of CACI. As we noted then, no employee of the firm was charged with misconduct. CACI remains a valuable partner to the U.S. military, and we never lost confidence in the firm's management. Other strong performers included Kronos, the time-management software firm, which is experiencing strong revenue growth from the latest release of its productivity enhancing software. Tessera Technologies more than doubled as the firm reached a legal settlement with Samsung to begin receiving royalties on its semiconductor chip packaging solution. Finally, Global Payments, the card processor and funds transfer firm, rose 30% on strong quarterly earnings.

We also added value through stock selection in industrials and business services. Our best-performing holding here, Ionics, rose 53% as the firm agreed to be acquired by General Electric. Ionics is an excellent fit with GE, which should realize synergies through supplying both power and financing to Ionics' water desalinization projects. Armor Holdings benefited from the continuing conflict in Iraq, as the firm supplies armament kits for both troops and military vehicles. The military's shortcomings were recently highlighted in Secretary of Defense Donald Rumsfeld's Iraq visit, where a trooper told of scrounging scrap metal to armor vehicles. After the resulting furor, Armor Holdings received accelerated vehicle armor contracts. Another solid contributor, Resources Connection, the financial project outsourcing firm, has been a major beneficiary of the Sarbanes-Oxley legislation. Resources Connection has seen great revenue and earnings growth as it helps firms comply with new regulations. Finally, the U.S. freight industry has been on fire. We've benefited from strong fundamentals at our logistics and trucking companies, including logistics firm UTi Worldwide and trucker Knight Transportation.


Sector Diversification
--------------------------------------------------------------------------------

Periods Ended                                      6/30/04             12/31/04
--------------------------------------------------------------------------------

Consumer Discretionary                                11.3%                11.2%

Consumer Staples                                       2.1                  1.8

Energy                                                 8.2                  7.2

Financials                                            17.5                 17.2

Health Care                                           11.4                 12.9

Industrials and
Business Services                                     18.0                 16.5

Information Technology                                21.3                 22.4

Materials                                              6.8                  6.6

Telecommunications Services                            1.0                  0.9

Utilities                                              0.5                  0.6

Other and Reserves                                     1.9                  2.7
--------------------------------------------------------------------------------

Total                                                100.0%               100.0%

Historical weightings reflect current industry/sector classifications.


Sectors that detracted from performance versus the index included financials, materials, and consumer staples. Financial stocks' strong results were a big surprise last year. Given the near certainty that interest rates would rise, it is typically a solid bet to underweight the sector. While these shares did well during the early 1990s' rising-rate cycle, they advanced from extremely depressed valuations. This certainly is not the case now, nor was it last December. Consequently, our decision to underweight commercial banks, thrifts, real estate investment trusts (REITs), and the mortgage industry hurt our relative performance, costing us about a half-point in returns--hardly a disaster, but still disappointing. We also slightly underperformed in stock selection in the commercial bank segment, as several of our larger holdings lagged the sector's strong returns.

In addition, we also gave up modest ground in the materials sector as our positions increased 15%, a bit behind the index segment's 21% increase. Here, our typically more conservative holdings appreciated at a slower pace than the more-commodity-oriented steel and basic material holdings represented in the index. For example, Airgas, an industrial gas supply company and one of our larger holdings, rose by 11% on decent fundamentals.

While hardly a poor result for the quarter, its returns pale when compared with the 85% increase for iron ore supplier Cleveland-Cliffs, which is held in the index but not in our portfolio. One holding in the sector did decline sharply:
Ferro fell when the company delayed its third-quarter reporting due to an accounting issue--now largely resolved--at a small subsidiary.

The consumer staples segment was our problem sector in the half. Wild Oats Markets declined 37% as it noted increased price competition in its California markets. Recent new management changes are giving us hope, and we are sticking with the shares. American Italian Pasta also fell more than 22% on weakness in the category. Pasta's Atkins-related woes are well known and have exacerbated an industry-wide capacity problem. We are monitoring this small position closely. Finally, Casey's General Stores was essentially flat as the firm was squeezed by declining margins due to gasoline's rapid price increases. We expect this negative pressure to moderate over time.


INVESTMENT STRATEGY

In our June letter, we noted our interest in acquiring attractively priced health care firms as this election year wore down. Health care stocks, from big pharmaceuticals on down, can face strong headwinds during election years as these profitable firms are often tempting political targets. While we did not see a repeat of the 1992 election year anti-pharmaceutical rhetoric, the sector did face some choppy sailing as several companies had well-publicized product issues. Fortunately, we were able to find a few attractive investment opportunities.

Our largest purchase, ResMed, designs and markets products for sleep apnea, a disorder where an individual stops breathing repeatedly throughout the night due to a blockage of the airway leading to extremely fragmented sleep. The company is one of just two firms serving this market and has strong market share and high operating margins--about 25%. Estimates are that 90% of this potential market remains undiagnosed, and we believe this can remain an attractive growth opportunity for some time. Another interesting health care name we added in 2004 is Martek Biosciences. Martek markets DHA additives as food supplements for infant formula. DHA is an omega-3 fatty acid that has shown efficacy in enhancing brain development. Martek is a critical supplier of this difficult-to-produce product. In our opinion, Martek can be a profitable, and much larger, company as demand for these products grow.

We also took advantage of this summer's technology pullback to add two new technology holdings. Silicon Laboratories is a Texas-based semiconductor firm that designs mixed-signal CMOS chips, primarily for the communication sector. The firm has experienced strong share gains in the handset, PC modem, and Voice over Internet Protocol markets. The firm is very profitable, with strong operating margins and a solid record of growth. A temporary inventory disruption with a major customer gave us the opportunity to buy at a great price. The other tech holding, software firm Hyperion Solutions, has a strong position in financial planning and business intelligence software. Business for software firms should be poised to accelerate as firms finish their mandatory spending for Sarbanes-Oxley compliance, and as discretionary spending picks up, we believe Hyperion will benefit. As a further indication of value, Hyperion has $9.00 per share in cash on its balance sheet.

Finally, we also initiated a position in Panera Bread Company. Panera owns and operates franchise bakery cafes across the country. The stock had fallen out of favor due to a challenging sales environment, and we found the valuation compelling given solid long-term growth prospects. We expect an upturn in same-store sales as the company executes on new sales initiatives. We believe underlying business remains quite healthy, unit economics are compelling, and Wall Street sentiment is too negative.

The rapid runup in energy stocks led us to keep reducing our exposure to this sector. One of our most successful stocks over the last year or so has been Ultra Petroleum, which has increased approximately 10 times our original investment as the firm found itself sitting on one of the most prolific gas basins in North America. Ultra's position in Wyoming's Pinedale anticline basin has led to huge gains in shareholder value, but with its market value approaching $4 billion, we eliminated the position. Other successful energy investments that we recently eliminated include Smith International and Cooper Cameron.

We also have enjoyed great success investing in transportation companies. The recovering U.S. economy has led to strong fundamentals for transportation and logistics firms. One longtime holding that we were sad to let go was freight-forwarding concern Expeditors International. We believe Expeditors is a true growth company and would have likely continued to hold the shares if its market cap had not grown outside our universe.

Finally, we eliminated our position in Artisan Components, the semiconductor intellectual property (IP) design firm that agreed to be acquired by ARM Holdings, a large-cap European firm, in a stock-for-stock swap.

OUTLOOK

Wow! 2004 marked the sixth straight year of small-cap stocks' outperformance relative to their larger brethren. While such a long cycle is not without precedent, it is the longest run since the highly profitable 1976 to 1983 cycle. Can it last longer? Sure. But it's clear we are in the late stages of this cycle. As we wrote in our report six months ago, relative valuations no longer look compelling. Interest rates are rising--typically a tough sign for the sector--and the IPO market is back and beginning to look frothy. These are all classic signs of the cycle top. Mega-cap firms now sell for essentially the same valuation level as small-caps--a far cry from the huge premium they traded at when this cycle began.

As always, the wild card that could extend the small-cap performance cycle is a surge in relative earnings strength for the small-cap sector. For the last several quarters, we've not seen sufficient acceleration in earnings strength. The declining U.S. dollar has not helped our cause--since most small-caps are domestically oriented, they don't benefit from the increased sales and currency translation gains that aid large-cap multinationals. The dollar seems unlikely to strengthen significantly, and we may not get a sustained strong upsurge in small-cap earnings.

On the other hand, it has become gospel that large-caps will outperform in 2005. Nearly every analyst is calling for large-cap growth stocks to outperform, and even some small-cap strategists are expecting the imminent end of the cycle. Given such a consensus, we wouldn't be surprised to see popular wisdom confounded a bit longer. Indeed, we could have written the same thing at the beginning of 2004.

What could extend the cycle? Slowing economic growth could cause investors to favor the relatively stronger growth prospects of emerging growth stocks, which in turn could spark the speculative surge typical of a late-stage small-cap rally. Small-cap growth has underperformed small-cap value in most periods since 1999, and it is certainly due for a bounce. Moreover, we could see a rush of merger and acquisition activity, which typically tends to target smaller-cap stocks.

We will continue to watch for these signs, but the end of a cycle is not always well telegraphed. We are certainly nearing the end of this rally. Valuations are no longer at a discount, cash flow to the asset class has been strong, and our own fund closed to new investors last February. In light of our six strong years and current valuations, we think shareholders who are overweight the small-cap segment should consider reducing their holdings.

We thank you once again for entrusting T. Rowe Price with your investment needs. We remain confident that our balanced mix of growth and value can serve us well over the course of the cycle.

Respectfully submitted,


Greg A. McCrickard
President of the fund and chairman of its Investment Advisory Committee January 25, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


RISKS OF STOCK INVESTING
--------------------------------------------------------------------------------

As with all stock and bond mutual funds, the fund's share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager's assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY
--------------------------------------------------------------------------------

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index. Performance is reported on a total-return basis.

Russell 2000 Value Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price/book value ratios and lower forecasted growth rates.

Russell 2000 Growth Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecasted growth rates.

Market capitalization: The total value of a company's publicly traded shares.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected (forward) earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Price/sales ratio: A valuation measure calculated by dividing the price of a stock by its current or projected (forward) sales (or revenues) per share.

Price/book value ratio: A valuation measure calculated by dividing the price of a stock by a company's book value per share. Book value is the net worth, or liquidating value, of a business and is calculated by subtracting all liabilities, including debt and preferred stocks, from total assets, and dividing by the number of shares of common stock outstanding.

T. Rowe Price Institutional Small-Cap Stock Fund

Portfolio Highlights
--------------------------------------------------------------------------------

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                                     Percent of
                                                                     Net Assets
                                                                       12/31/04

Airgas                                                                      1.2%

National Oilwell                                                            1.1

Armor Holdings                                                              1.1

Kronos                                                                      1.1

WestAmerica                                                                 1.0

Grant Prideco                                                               1.0

Harsco                                                                      1.0

Minerals Technologies                                                       1.0

Sunrise Senior Living                                                       1.0

Brunswick                                                                   0.9

Resources Connection                                                        0.9

Chittenden                                                                  0.9

Ohio Casualty                                                               0.9

FMC Technologies                                                            0.9

Iron Mountain                                                               0.9

ResMed                                                                      0.9

Noble Energy                                                                0.8

A.O. Smith                                                                  0.8

Henry Schein                                                                0.8

Citizens Banking                                                            0.8

Forest Oil                                                                  0.8

Global Payments                                                             0.8

Jack Henry & Associates                                                     0.8

CACI International                                                          0.8

FactSet Research Systems                                                    0.8
--------------------------------------------------------------------------------

Total                                                                      23.0%
--------------------------------------------------------------------------------

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

Major Portfolio Changes
--------------------------------------------------------------------------------

Listed in descending order of size

Six Months Ended 12/31/04

LARGEST PURCHASES
--------------------------------------------------------------------------------

ResMed*

Piper Jaffray Cos

Accredo Health*

Panera Bread*

United Surgical Partners International

Global Imaging Systems*

Silicon Laboratories*

Martek Biosciences*

Hyperion Solutions*

Gateway*
--------------------------------------------------------------------------------

LARGEST SALES
--------------------------------------------------------------------------------

Ultra Petroleum**

UTi Worldwide

Artisan Components**

Brown & Brown

Ryder System

National Oilwell

Knight Transportation

Websense**

Ruby Tuesday

Smith International**
--------------------------------------------------------------------------------

*    Position added

**   Position eliminated

T. Rowe Price Institutional Small-Cap Stock Fund

Growth of $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

Institutional Small-Cap Stock Fund
--------------------------------------------------------------------------------

                                                                 As of 12/31/04
                                                                 --------------

Institutional Small-Cap Stock Fund                         $             15,816

Russell 2000 Index                                         $             12,860

Lipper Small-Cap Core Funds Index                          $             13,988



                           Institutional                                 Lipper
                         Small-Cap Stock       Russell 2000      Small-Cap Core
                                    Fund              Index         Funds Index
--------------------------------------------------------------------------------

3/31/00                  $        10,000   $        10,000      $        10,000

12/00                             10,703             9,056                9,693

12/01                             11,480             9,281               10,384

12/02                              9,831             7,380                8,387

12/03                             13,256            10,868               11,818

12/04                             15,816            12,860               13,988


Average Annual Compound Total Return
--------------------------------------------------------------------------------

                                                                          Since
                                                                      Inception
Periods Ended 12/31/04                              1 Year              3/31/00
--------------------------------------------------------------------------------

Institutional Small-Cap Stock Fund                   19.32%               10.12%

Russell 2000 Index                                   18.33                 5.43

Lipper Small-Cap Core Funds Index                    18.37                 7.32

S&P 500 Stock Index                                  10.88                -2.88

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-638-8790.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on portfolio distributions or the redemption of portfolio shares. When assessing performance, investors should consider both short- and long-term returns.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.


T. Rowe Price Institutional Small-Cap Stock Fund
--------------------------------------------------------------------------------

                                                                       Expenses
                              Beginning            Ending           Paid During
                                Account           Account               Period*
                                  Value             Value             7/1/04 to
                                 7/1/04          12/31/04              12/31/04
--------------------------------------------------------------------------------

Actual                     $      1,000   $      1,110.40       $          3.66

Hypothetical(assumes
5% return before expenses)        1,000           1,021.67                 3.51


* Expenses are equal to the fund`s annualized expense ratio for the six-month period (0.69%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by the days in the year (366) to reflect the half-year period.

T. Rowe Price Institutional Small-Cap Stock Fund
--------------------------------------------------------------------------------

Financial Highlights

                               For a share outstanding throughout each period
                      ----------------------------------------------------------

                          Year                                         3/31/00
                         Ended                                         Through
                      12/31/04    12/31/03    12/31/02    12/31/01    12/31/00

NET ASSET VALUE

Beginning
of period            $   12.61   $    9.49   $   11.14   $   10.61   $   10.00

Investment
activities
  Net investment
  income (loss)           --          0.02        0.02        0.05        0.02*

  Net realized
  and unrealized
  gain (loss)             2.42        3.28       (1.62)       0.71        0.68

  Total from
  investment
  activities              2.42        3.30       (1.60)       0.76        0.70

Distributions
  Net investment
  income                  --         (0.02)      (0.02)      (0.05)      (0.03)

  Net realized
  gain                   (0.84)      (0.16)      (0.03)      (0.18)      (0.06)

  Total distributions    (0.84)      (0.18)      (0.05)      (0.23)      (0.09)

NET ASSET VALUE

End of period        $   14.19   $   12.61   $    9.49   $   11.14   $   10.61
                     -----------------------------------------------------------

Ratios/Supplemental
Data

Total return^           19.32%      34.84%     14.36)%       7.26%       7.03%*

Ratio of total
expenses to
average net assets       0.69%       0.69%       0.70%       0.74%       0.75%*+

Ratio of net
investment
income (loss)
to average
net assets               0.04%       0.15%       0.26%       0.46%       0.66%*+

Portfolio turnover
rate                     22.4%       22.2%       19.1%       26.9%       15.8%+

Net assets,
end of period
(in thousands)       $ 478,218   $ 437,195   $ 333,989   $ 288,104   $ 229,475


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.75% voluntary expense limitation in effect through 12/31/03.

+    Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)

T. Rowe Price Institutional Small-Cap Stock Fund

December 31, 2004

                                              Shares/$ Par                Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS 97.3%

CONSUMER DISCRETIONARY 11.2%

Auto Components 0.7%

Keystone Automotive *                               50,300                1,169

Strattec Security *                                 17,500                1,096

TRW Automotive *                                    47,000                  973

                                                                          3,238

Automobiles  0.1%

Winnebago                                            7,200                  281

                                                                            281

Hotels, Restaurants & Leisure  3.2%

Applebee's                                          60,037                1,588

BJ's Restaurants *                                  27,700                  388

CEC Entertainment *                                 36,400                1,455

Great Wolf Resorts *                                23,900                  534

Panera Bread, Class A *                             39,100                1,576

PF Chang's China Bistro *                           27,400                1,544

Red Robin Gourmet Burgers *                         20,600                1,101

Ruby Tuesday                                        30,700                  801

Sonic *                                             98,000                2,989

Texas Roadhouse, Class A *                           7,100                  210

The Cheesecake Factory *                            97,450                3,164

                                                                         15,350

Household Durables  0.6%

Jarden *                                            72,250                3,138

                                                                          3,138

Internet & Catalog Retail  0.4%

J. Jill Group *                                     53,800                  801

priceline.com *                                     40,000                  944

                                                                          1,745

Leisure Equipment & Products  2.1%

Brunswick                                           91,700                4,539

MarineMax *                                         55,600                1,655

Polaris Industries                                  27,900                1,898

SCP Pool                                            63,512                2,026

                                                                         10,118

Media  1.5%

Emmis Communications *                              53,900                1,034

Entercom Communications *                           35,500                1,274

Getty Images *                                      15,100                1,040

Scholastic *                                       100,700                3,722

Young Broadcasting *                                35,700                  377

                                                                          7,447

Multiline Retail  0.3%

Big Lots *                                          49,800                  604

Neiman Marcus, Class A                               9,600                  687

                                                                          1,291

Specialty Retail  2.2%

AC Moore Arts & Crafts *                            19,500                  562

AnnTaylor Stores *                                 156,450                3,368

Christopher & Banks                                 76,575                1,413

Hot Topic *                                         79,800                1,372

Linens `n Things *                                  56,200                1,394

Monro Muffler Brake *                               56,100                1,419

Select Comfort *                                     8,500                  152

The Finish Line, Class A                            38,400                  703

                                                                         10,383

Textiles, Apparel, & Luxury Goods  0.1%

Culp *                                              18,800                  128

Unifi *                                             46,300                  177

                                                                            305

Total Consumer Discretionary                                             53,296


CONSUMER STAPLES  1.8%

Food & Staples Retailing  1.4%

Casey's General Stores                             185,800                3,372

Performance Food Group *                           104,900                2,823

Wild Oats Markets *                                 73,700                  649

                                                                          6,844

Food Products  0.2%

American Italian Pasta, Class A                     22,200                  516

Seneca Foods, Class A *                             19,200                  350

Seneca Foods, Class B *                              7,300                  134

                                                                          1,000

Personal Products  0.2%

Chattem *                                           22,500                  745

                                                                            745

Total Consumer Staples                                                    8,589


ENERGY  7.2%

Energy Equipment & Services  5.5%

Atwood Oceanics *                                   42,900                2,235

FMC Technologies *                                 132,800                4,276

Grant Prideco *                                    246,300                4,938

Hanover Compressor *                               118,500                1,674

Hydril *                                            27,800                1,265

Key Energy Services *                               56,600                  668

Lone Star Technologies *                            31,700                1,061

National Oilwell *                                 152,700                5,389

Seacor Holdings *                                   68,200                3,642

W-H Energy Services *                               39,300                  879

                                                                         26,027

Oil & Gas  1.7%

Bill Barrett *                                      11,900                  381

Forest Oil *                                       120,700                3,829

Noble Energy                                        65,200                4,020

                                                                          8,230

Total Energy                                                             34,257


FINANCIALS  17.2%

Capital Markets  2.1%

Affiliated Managers Group *                         36,300                2,459

Investors Financial Services                        57,000                2,849

National Financial Partners                         28,300                1,098

Piper Jaffray Companies *                           74,600                3,577

                                                                          9,983

Commercial Banks  5.9%

Boston Private Financial                            47,400                1,335

Chittenden                                         152,450                4,380

Citizens Banking                                   112,600                3,868

Community Bancorp *                                  4,200                  129

Glacier Bancorp                                     42,018                1,430

Pinnacle Financial Partners *                        2,900                   66

Provident Bankshares                                70,800                2,575

Sandy Spring Bancorp                                42,000                1,610

Signature Bank *                                     7,800                  252

Southwest Bancorp of Texas                         152,308                3,547

Texas Capital Bancshares *                          48,600                1,051

Valley National Bancorp                            112,454                3,109

WestAmerica                                         85,200                4,968

                                                                         28,320

Insurance  5.8%

Aspen Insurance Holdings                            73,100                1,792

Assured Guaranty                                   150,400                2,958

Bristol West Holdings                               69,000                1,380

Brown & Brown                                       23,100                1,006

Harleysville Group                                  24,700                  590

Horace Mann Educators                              130,100                2,482

Infinity Property & Casualty                        74,900                2,637

Markel *                                             8,300                3,021

Ohio Casualty *                                    185,700                4,310

PartnerRe                                           53,100                3,289

Selective Insurance                                 46,900                2,075

W. R. Berkley                                       46,150                2,177

                                                                         27,717

Real Estate  3.1%

Arden Realty, REIT                                  59,900                2,259

EastGroup Properties, REIT                          68,900                2,640

Equity Lifestyle Properties, REIT                   26,700                  955

Essex Property Trust, REIT                           8,200                  687

Gables Residential Trust, REIT                      64,200                2,298

LaSalle Hotel Properties, REIT                      38,900                1,238

Parkway Properties, REIT                            30,200                1,533

Reckson Associates Realty, REIT                     23,684                  777

Washington SBI, REIT                                72,200                2,445

                                                                         14,832

Thrifts & Mortgage Finance  0.3%

Frankfort First                                      5,900                  145

Triad Guaranty *                                    23,500                1,421

                                                                          1,566

Total Financials                                                         82,418


HEALTH CARE  12.9%

Biotechnology  3.3%

Abgenix *                                           14,000                  145

Alexion Pharmaceutical *                            25,100                  633

Alkermes *                                          78,300                1,103

Amylin Pharmaceuticals *                            39,600                  925

Anadys Pharmaceuticals *                            42,400                  314

Cephalon *                                          30,176                1,535

Cubist Pharmaceuticals *                            76,500                  905

CV Therapeutics *                                   10,500                  242

Cytogen *                                           29,400                  339

Cytokinetics *                                       5,000                   51

deCode Genetics *                                   45,700                  357

Dynavax Technologies *                              31,400                  251

Exelixis *                                          75,100                  713

Martek Biosciences *                                22,800                1,167

Memory Pharmaceuticals *                            27,200                  145

Myriad Genetics *                                   81,100                1,826

Neurocrine Biosciences *                            35,500                1,750

NPS Pharmaceuticals *                               21,400                  391

ONYX Pharmaceuticals *                              36,100                1,169

Rigel Pharmaceuticals *                             20,600                  503

Trimeris *                                          28,500                  404

Vertex Pharmaceuticals *                           108,662                1,149

                                                                         16,017

Health Care Equipment & Supplies  4.1%

Advanced Neuromodulation
  Systems *                                         45,600                1,799

Analogic                                            33,700                1,509

DJ Orthopedics *                                    53,600                1,148

Edwards Lifesciences *                              43,900                1,811

EPIX Pharmaceuticals *                              18,600                  333

Integra LifeSciences *                              57,100                2,109

Matthews International, Class A                    100,100                3,684

NuVasive *                                          13,000                  133

ResMed *                                            80,200                4,098

Steris *                                            78,800                1,869

Thoratec *                                          43,900                  458

Wilson Greatbatch
  Technologies *                                    41,200                  924

                                                                         19,875

Health Care Providers & Services  4.1%

Accredo Health *                                    85,400                2,367

Henry Schein *                                      56,000                3,900

LabOne *                                            26,300                  843

Lifeline Systems *                                  50,100                1,291

LifePoint Hospitals *                                9,100                  317

Sunrise Senior Living *                             98,300                4,557

Symbion *                                           57,000                1,259

United Surgical Partners
  International *                                   77,300                3,223

WellChoice *                                        31,600                1,687

                                                                         19,444
Pharmaceuticals  1.4%

Able Laboratories *                                 16,100                  366

Atherogenics *                                      52,100                1,228

Eon Labs *                                          31,400                  848

Inspire Pharmaceuticals *                           82,900                1,390

Medicines Company *                                 29,200                  841

Nektar Therapeutics *                               16,700                  338

Noven Pharmaceuticals *                             75,500                1,288

Theravance *                                        10,600                  190

                                                                          6,489

Total Health Care                                                        61,825


INDUSTRIALS & BUSINESS SERVICES  16.5%

Aerospace & Defense  1.5%

Armor Holdings *                                   114,000                5,360

Mercury Computer Systems *                          57,800                1,716

MTC Technologies *                                   4,000                  134

                                                                          7,210

Air Freight & Logistics  1.6%

EGL *                                               92,300                2,759

Pacer International *                               70,900                1,507

Ryder System                                        22,900                1,094

UTi Worldwide                                       33,500                2,279

                                                                          7,639

Airlines  0.2%

Frontier Airlines *                                 61,500                  702

Midwest Express Holdings *                          52,600                  153

                                                                            855

Building Products  0.5%

Quixote                                              8,100                  165

Trex *                                              38,200                2,003

                                                                          2,168

Commercial Services & Supplies  6.0%

Central Parking                                    122,100                1,850

Consolidated Graphics *                             77,600                3,562

Education Management *                              15,500                  511

Electro Rent                                        53,600                  763

First Advantage, Class A *                          19,900                  406

G & K Services, Class A                             67,000                2,909

Herman Miller                                      120,200                3,321

Intersections *                                      6,300                  109

Ionics *                                            86,500                3,749

KForce *                                           114,400                1,270

Layne Christensen *                                  8,100                  147

LECG *                                              76,300                1,423

Resources Connection *                              83,300                4,524

SOURCECORP *                                        51,800                  990

Tetra Tech *                                       128,725                2,155

West Corporation *                                  34,900                1,155

                                                                         28,844
Construction & Engineering  0.3%

Insituform Technologies *                           56,200                1,274

                                                                          1,274

Electrical Equipment  1.3%

A.O. Smith                                         131,300                3,931

American Superconductor *                           17,200                  256

Artesyn Technologies *                             103,400                1,168

Woodward Governor                                    8,400                  602

                                                                          5,957

Machinery  3.9%

Actuant, Class A *                                  69,060                3,601

Cascade                                             23,400                  935

Graco                                               77,500                2,895

Harsco                                              88,000                4,905

IDEX                                                30,300                1,227

Lindsay Manufacturing                               96,900                2,508

Toro                                                34,200                2,782

                                                                         18,853

Road & Rail  1.1%

Genesee & Wyoming, Class A *                         8,700                  245

Heartland Express                                   36,734                  825

Knight Transportation                              125,500                3,112

Overnite                                            28,700                1,069

                                                                          5,251

Trading Companies & Distributors  0.1%

Interline Brands *                                  38,600                  679

                                                                            679

Total Industrials & Business Services                                    78,730


INFORMATION TECHNOLOGY  22.4%

Communications Equipment  2.2%

ADTRAN                                              54,100                1,035

Belden CDT                                         145,300                3,371

Black Box                                           49,700                2,387

F5 Networks *                                       20,700                1,009

Ixia *                                              18,300                  308

Packeteer *                                         42,900                  620

Riverstone Networks *                              161,800                  172

Sirf Technology Holdings *                          64,800                  824

Tekelec *                                           38,400                  785

                                                                         10,511

Computers & Peripherals  0.9%

Applied Films *                                      6,200                  134

Emulex *                                            96,200                1,620

Gateway *                                          226,300                1,360

Synaptics *                                         40,600                1,241

                                                                          4,355

Electronic Equipment & Instruments  2.7%

Cogent *                                            16,200                  535

Digital Theater Systems *                           33,500                  674

Global Imaging Systems *                            48,600                1,920

KEMET *                                            154,300                1,381

Littelfuse *                                        59,524                2,033

Methode Electronics                                 98,700                1,268

Newport *                                           62,500                  881

Plexus *                                           153,800                2,001

Technitrol *                                        21,600                  393

Woodhead Industries                                109,200                1,751

                                                                         12,837

Internet Software & Services  0.6%

Digital Insight *                                   78,300                1,441

MatrixOne *                                        143,100                  937

WebSideStory *                                      12,000                  149

                                                                          2,527
IT Services  4.0%

BISYS Group *                                       90,700                1,492

CACI International, Class A *                       55,400                3,774

Global Payments                                     65,300                3,823

Iron Mountain *                                    137,225                4,184

Maximus *                                           84,500                2,629

MPS Group *                                        196,900                2,414

RightNow Technologies *                             55,900                  903

                                                                         19,219
Semiconductor & Semiconductor Equipment  5.1%

AMIS Holdings *                                     46,100                  762

Atheros Communications *                            13,800                  141

ATMI *                                              66,200                1,491

Brooks-Pri Automation *                             55,000                  947

Cabot Microelectronics *                            44,200                1,770

Credence Systems *                                  92,300                  845

Cymer *                                             34,900                1,031

Cypress Semiconductor *                             35,900                  421

Entegris *                                         119,500                1,189

Exar *                                              99,300                1,409

Lattice Semiconductor *                            147,700                  842

Microsemi *                                         67,800                1,177

MKS Instruments *                                  117,300                2,176

Mykrolis *                                         129,800                1,839

PDF Solutions *                                     73,100                1,178

PortalPlayer *                                       3,100                   77

Power Integrations *                                56,500                1,118

Semtech *                                          131,200                2,869

Silicon Laboratories *                              42,400                1,497

Tessera Technologies *                              46,600                1,734

                                                                         24,513

Software  6.9%

Actuate *                                           56,300                  144

Altiris *                                           43,400                1,538

Blackbaud *                                          9,100                  133

Catapult Communications *                           24,700                  597

Concord Communications *                            34,700                  384

FactSet Research Systems                            64,400                3,764

FileNet *                                          114,900                2,960

Hyperion Solutions *                                25,000                1,165

Internet Security Systems *                         73,200                1,702

Jack Henry & Associates                            189,700                3,777

Kronos *                                            98,600                5,041

Magma Design Automation *                           35,400                  445

Mercury Interactive *                               22,600                1,029

Motive *                                            51,000                  580

NetIQ *                                            110,008                1,343

Open Solutions *                                    24,400                  633

Progress Software *                                 74,100                1,730

Quest Software *                                    84,000                1,340

Red Hat *                                           71,500                  955

RSA Security *                                      80,700                1,619

SPSS *                                              46,700                  730

Verisity *                                          23,400                  192

Verity *                                            81,000                1,063

                                                                         32,864

Total Information Technology                                            106,826


MATERIALS  6.6%

Chemicals  4.6%

Airgas                                             218,200                5,784

Arch Chemicals                                      91,000                2,619

Ferro                                              125,400                2,908

MacDermid                                           23,400                  845

Material Sciences *                                 59,000                1,061

Minerals Technologies                               71,900                4,796

Mosaic *                                           176,400                2,879

Symyx Technologies *                                36,600                1,101

                                                                         21,993
Containers & Packaging  0.3%

Chesapeake Corp.                                    49,100                1,334

Smurfit-Stone Container *                           18,700                  349

                                                                          1,683

Metals & Mining  1.3%

Gibraltar Industries                                32,450                  766

Lihir Gold (AUD) *                               1,041,200                  942

Meridian Gold *                                    129,000                2,447

Steel Dynamics                                      49,300                1,868

                                                                          6,023

Paper & Forest Products  0.4%

Buckeye Technologies *                             144,300                1,878

                                                                          1,878

Total Materials                                                          31,577


TELECOMMUNICATION SERVICES  0.9%

Diversified Telecommunication Services  0.0%

Arbinet Holdings *                                   3,800                   95

                                                                             95
Wireless Telecommunication Services  0.9%

Spectrasite *                                       63,800                3,694

Western Wireless, Class A *                         23,800                  697

                                                                          4,391

Total Telecommunication Services                                          4,486


UTILITIES  0.6%

Electric Utilities  0.6%

Black Hills                                         19,000                  583

Cleco                                               62,100                1,258

El Paso Electric *                                  60,200                1,140

Total Utilities                                                           2,981

Total Common Stocks (Cost  $334,576)                                    464,985


SHORT-TERM INVESTMENTS  2.8%

Money Market Fund  2.7%

T. Rowe Price Reserve
  Investment Fund,
  2.28% #+                                      13,003,630               13,004

                                                                         13,004

U.S. Treasury Obligations 0.1%

U.S. Treasury Bills
  1.702%, 1/27/05 ++                               500,000                  499

                                                                            499

Total Short-Term Investments
(Cost  $13,503)                                                          13,503

FUTURES CONTRACTS  0.0%

Variation margin
receivable (payable) on
open futures contracts (2)                                                    5

Total Futures Contracts                                                       5

Total Investments in Securities

100.1% of Net Assets
(Cost $348,079)                                                        $478,493
                                                                       --------
(1)  Denominated in U.S. dollars unless otherwise noted

#    Seven-day yield

*    Non-income producing

++ All or a portion of this security is pledged to cover margin requirements on futures contracts at December 31, 2004.

+    Affiliated company--See Note 4

AUD  Australian dollar

REIT Real Estate Investment Trust

--------------------------------------------------------------------------------

(2) Open Futures Contracts at December 31, 2004 were as follows:

(000s)
                                                         Contract    Unrealized
                                            Expiration      Value    Gain (Loss)
                                            ----------   --------    ----------

Long, 115 March Russell 2005 Emini
contracts, $340 par of 1.70% U.S.
Treasury Bills pledged as initial margin          3/05    $ 7,520          $ 37

Net payments (receipts) of variation
margin to date                                                              (32)

Variation margin receivable (payable) on
open futures contracts                                                     $  5

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

T. Rowe Price Institutional Small-Cap Stock Fund

December 31, 2004

(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $13,004)                      $             13,004

  Non-affiliated companies (cost $335,075)                              465,489

  Total investments in securities                                       478,493

Other assets                                                                239

Total assets                                                            478,732

Liabilities

Total liabilities                                                           514

NET ASSETS                                                 $            478,218
                                                           --------------------

Net Assets Consist of:

Undistributed net investment income (loss)                 $                167

Undistributed net realized gain (loss)                                    6,614

Net unrealized gain (loss)                                              130,446

Paid-in-capital applicable to 33,703,478 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized                      340,991

NET ASSETS                                                 $            478,218
                                                           --------------------

NET ASSET VALUE PER SHARE                                  $              14.19
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

Statement of Operations

T. Rowe Price Institutional Small Cap Stock Fund

($ 000s)

                                                                           Year
                                                                          Ended
                                                                       12/31/04

Investment Income (Loss)

Dividend income                                            $              3,206

Expenses

  Investment management                                                   2,873

  Custody and accounting                                                    130

  Legal and audit                                                            13

  Prospectus and shareholder reports                                          5

  Directors                                                                   5

  Shareholder servicing                                                       2

  Registration                                                                1

  Miscellaneous                                                              11

  Total expenses                                                          3,040

  Expenses paid indirectly                                                   (1)

  Net expenses                                                            3,039

Net investment income (loss)                                                167

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                   27,476

Change in net unrealized gain (loss)

  Securities                                                             53,701

  Futures                                                                    37

  Change in net unrealized gain (loss)                                   53,738

Net realized and unrealized gain (loss)                                  81,214

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $             81,381
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

T. Rowe Price Institutional Small-Cap Stock Fund

($ 000s)

                                                      Year
                                                     Ended
                                                  12/31/04             12/31/03

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)             $           167      $           548

  Net realized gain (loss)                          27,476               12,473

  Change in net unrealized gain (loss)              53,738              104,525

  Increase (decrease) in net assets from
  operations                                        81,381              117,546

Distributions to shareholders

  Net investment income                               --                   (712)

  Net realized gain                                (27,738)              (5,702)

  Decrease in net assets from distributions        (27,738)              (6,414)

Capital share transactions *

  Shares sold                                       32,209               34,835

  Distributions reinvested                          27,601                6,234

  Shares redeemed                                  (72,430)             (48,995)

  Increase (decrease) in net assets from capital
  share transactions                               (12,620)              (7,926)

Net Assets

Increase (decrease) during period                   41,023              103,206

Beginning of period                                437,195              333,989

End of period                              $       478,218      $       437,195
                                           ------------------------------------

(Including undistributed net
investment income of $167 at
12/31/04 and $0 at 12/31/03)

*Share information

  Shares sold                                        2,457                3,446

  Distributions reinvested                           1,982                  511

  Shares redeemed                                   (5,393)              (4,510)

  Increase (decrease) in shares outstanding           (954)                (553)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Institutional Small-Cap Stock Fund

December 31, 2004


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Small-Cap Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on March 31, 2000. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the
T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $18,000 for the year ended December 31, 2004. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments ("variation margin") made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Futures Contracts
During the year ended December 31, 2004, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $97,270,000 and $144,057,000, respectively, for the year ended December 31, 2004.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004 were characterized as follows for tax purposes:
--------------------------------------------------------------------------------

Ordinary income                                            $          4,953,000

Long-term capital gain                                               22,785,000

Total distributions                                        $         27,738,000
                                                           --------------------

At December 31, 2004, the tax-basis components of net assets were as follows:
--------------------------------------------------------------------------------

Unrealized appreciation                                    $        147,365,000

Unrealized depreciation                                             (16,956,000)

Net unrealized appreciation (depreciation)                          130,409,000

Undistributed ordinary income                                         2,065,000

Undistributed long-term capital gain                                  4,753,000

Paid-in capital                                                     340,991,000

Net assets                                                 $        478,218,000
                                                           --------------------

At December 31, 2004, the cost of investments for federal income tax purposes was $348,116,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.65% of the fund's average daily net assets. The fee is computed daily and paid monthly. At December 31, 2004, investment management fee payable totaled $269,000.

The fund is also subject to a contractual expense limitation through December 31, 2003. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.75%. Through December 31, 2005, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund's expense ratio to exceed its expense limitation. Pursuant to this agreement, at December 31, 2004, there were no amounts subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $64,000 for Price Associates and $6,000 for T. Rowe Price Services. At period-end, a total of $6,000 of these expenses was payable.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $132,000, and the value of shares of the Reserve Funds held at December 31, 2004 and December 31, 2003 was $13,004,000 and $2,165,000, respectively.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and Shareholders of T. Rowe Price Institutional Small-Cap Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Small-Cap Stock Fund (one of the portfolios comprising T. Rowe Price Institutional Equity Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

Tax Information (Unaudited) for the Tax Year Ended 12/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o $4,953,000 from short-term capital gains,

o $22,785,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $2,497,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $2,394,000 of the fund's income qualifies for the dividends-received deduction.


Information on Proxy Voting Policies, Procedures, and Records
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.


How to Obtain Quarterly Portfolio Holdings
--------------------------------------------------------------------------------
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price Institutional Small-Cap Stock Fund

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)
Year Elected*
Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies
--------------------------------------------------------------------------------

Anthony W. Deering
(1945)
2001
Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers; Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.
(1943)
1996
Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm

David K. Fagin
(1938)
1996
Director, Golden Star Resources Ltd., Canyon Resources Corp. (5/00 to present), and Pacific Rim Mining Corp. (2/02 to present); Chairman and President, Nye Corp.

Karen N. Horn
(1943)
2003
Managing Director and President, Global Private Client Services, Marsh Inc. (1999-2003); Managing Director and Head of International Private Banking, Bankers Trust (1996-1999); Director, Eli Lilly and Company and Georgia Pacific (5/04 to present)

F. Pierce Linaweaver
(1934)
2001
President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers

John G. Schreiber
(1946)
2001
Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust and The Rouse Company, real estate developers

* Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price
Portfolios Overseen
Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies
--------------------------------------------------------------------------------

James A.C. Kennedy, CFA
(1953)
1997
[43]
Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Investment Services Limited and T. Rowe Price International, Inc.

James S. Riepe
(1943)
1996
[112]
Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc.,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc.; Chairman of the Board, Institutional Equity Funds

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served
Principal Occupation(s)
--------------------------------------------------------------------------------

Preston G. Athey, CFA, CIC (1949)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Brian W.H. Berghuis, CFA (1958)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Stephen W. Boesel (1944)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Stephen V. Booth, CPA (1961)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier (1960)
Treasurer, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Roger L. Fiery III, CPA (1959)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)
Chief Compliance Officer, Institutional Equity Funds
Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
T. Rowe Price Investment Services, Inc., and T. Rowe Price Group, Inc.

Gregory S. Golczewski (1966)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Henry H. Hopkins (1942)
Vice President, Institutional Equity Funds
Director and Vice President, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

Thomas J. Huber, CFA (1966)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John D. Linehan, CFA (1965)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

Patricia B. Lippert (1953)
Secretary, Institutional Equity Funds
Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Gregory A. McCrickard, CFA (1958)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Joseph M. Milano, CFA (1972)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Charles G. Pepin (1966)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Larry J. Puglia, CFA, CPA (1960)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Brian C. Rogers, CFA, CIC (1955)
President, Institutional Equity Funds
Chief Investment Officer, Director, and Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.; Director and Vice President, T. Rowe Price Trust Company

Robert W. Sharps, CFA, CPA (1971)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Robert W. Smith (1961)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

John F. Wakeman (1962)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David J. Wallack (1960)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price

Richard T. Whitney, CFA (1958)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. Rowe Price Investment Services, Inc. Distributor.

42461                                                         E129-050 12/31/04

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                              $6,927                $8,400
     Audit-Related Fees                         961                   490
     Tax Fees                                 1,878                 2,181
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005